Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 1 of 22 IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF COLORADO Civil Action No. STEPHEN BUSHANSKY, Plaintiff, v. JAGGED PEAK ENERGY INC., JAMES J. KLECKNER, CHARLES D. DAVIDSON, ROGER L. JARVIS, JANEEN S. JUDAH MICHAEL C. LINN, ADRIANNA C. MA, JOHN R. SULT, S. WIL VANLOH, JR., DHEERAJ VERMA, and BLAKE A. WEBSTER, Defendants. COMPLAINT AND JURY DEMAND Plaintiff Stephen Bushansky (“Plaintiff”), by and through his undersigned counsel, for his complaint against defendants, alleges upon personal knowledge with respect to himself, and upon information and belief based upon, inter alia, the investigation of counsel as to all other allegations herein, as follows: NATURE OF THE ACTION 1. Plaintiff brings this action against Jagged Peak Energy Inc. (“Jagged Peak” or the “Company”) and the members of its Board of Directors (the “Board” or the “Individual Defendants”) for their violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), 15 U.S.C. §§ 78n(a), 78t(a), and U.S. Securities and Exchange

Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 2 of 22 Commission (“SEC”) Rule 14a-9, 17 C.F.R. § 240.14a-9, and to enjoin the vote on a proposed transaction, pursuant to which the Company will be acquired by Parsley Energy, Inc. (“Parsley”) through its wholly owned subsidiary Jackal Merger Sub, Inc. (“Merger Sub”) (the “Proposed Transaction”). 2. On October 14, 2019, Jagged Peak and Parsley issued a joint press release announcing that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) to sell Jagged Peak to Parsley. Under the terms of the Merger Agreement, each Jagged Peak stockholder will be entitled to receive 0.447 shares of Parsley Class A common stock for each Jagged Peak share they own (the “Merger Consideration”). Based on the closing price of Parsley Class A common stock on October 11, 2019, the Merger Consideration is valued at approximately $7.59 per share. The Proposed Transaction is valued at approximately $2.27 billion, including Jagged Peak’s net debt of approximately $625 million. 3. On November 26, 2019, Jagged Peak filed a Schedule 14A Definitive Proxy Statement (the “Proxy Statement”) with the SEC. The Proxy Statement, which recommends that Jagged Peak stockholders vote in favor of the Proposed Transaction, omits and/or misrepresents material information concerning, among other things: (i) Jagged Peak and Parsley management’s financial projections for Jagged Peak, Parsley and the pro forma company; (ii) the data and inputs underlying the financial valuation analyses that support the fairness opinions provided by the Company’s financial advisors, Citigroup Global Markets Inc. (“Citi”) and RBC Capital Markets, LLC (“RBCCM”); (iii) the background of the Proposed Transaction; and (iv) potential conflicts of interest faced by RBCCM. Defendants authorized the issuance of the false and misleading Proxy Statement in violation of Sections 14(a) and 20(a) of the Exchange Act. 4. In short, unless remedied, Jagged Peak’s public stockholders will be irreparably 2

Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 3 of 22 harmed because the Proxy Statement’s material misrepresentations and omissions prevent them from making a sufficiently informed voting decision on the Proposed Transaction. Plaintiff seeks to enjoin the stockholder vote on the Proposed Transaction unless and until such Exchange Act violations are cured. JURISDICTION AND VENUE 5. This Court has jurisdiction over the claims asserted herein for violations of Sections 14(a) and 20(a) of the Exchange Act and SEC Rule 14a-9 promulgated thereunder pursuant to Section 27 of the Exchange Act, 15 U.S.C. § 78aa, and 28 U.S.C. §1331 (federal question jurisdiction). 6. This Court has jurisdiction over the defendants because each defendant is either a corporation that conducts business in and maintains operations within this District, or is an individual with sufficient minimum contacts with this District so as to make the exercise of jurisdiction by this Court permissible under traditional notions of fair play and substantial justice. 7. Venue is proper in this District pursuant to 28 U.S.C. § 1391 because Plaintiff’s claims arose in this District, where a substantial portion of the actionable conduct took place, where most of the documents are electronically stored, and where the evidence exists. Jagged Peak is headquartered in this District. Moreover, each of the Individual Defendants, as Company officers or directors, either resides in this District or has extensive contacts within this District. PARTIES 8. Plaintiff is, and has been continuously throughout all times relevant hereto, the owner of Jagged Peak common stock. 9. Defendant Jagged Peak is a Delaware corporation with its principal executive offices located at 1402 Lawrence Street, Suite 1800, Denver, Colorado 80202. Jagged Peak is an 3

Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 4 of 22 independent oil and natural gas exploration and production company with operations in the southern Delaware Basin. The Company’s common stock is traded on the New York Stock Exchange under the ticker symbol “JAG.” 10. Defendant James J. Kleckner (“Kleckner”) has been President and Chief Executive Officer (“CEO”) of the Company and Jagged Peak Energy LLC (“JPE LLC”) since March 2018 and has been a director of the Company since January 2017. 11. Defendant Charles D. Davidson (“Davidson”) has been Chairman of the Board since March 2018 and a director of the Company since September 2016. Defendant Davidson previously served as a director of JPE LLC from February 2016 until the Company’s initial public offering in January 2017 (the “IPO”). Defendant Davidson is also a Venture Partner with Quantum Energy Investment Partners (“Quantum”)1 and serves on Quantum’s Investment Committee. 12. Defendant Roger L. Jarvis (“Jarvis”) has been a director of the Company since January 2017. 13. Defendant Janeen S. Judah (“Judah”) has been a director of the Company since April 2019. 14. Defendant Michael C. Linn (“Linn”) has been a director of the Company since January 2017. Defendant Linn has been a Senior Advisor to Quantum since August 2012. 15. Defendant Adrianna C. Ma (“Ma”) has been a director of the Company since July 2019. 1 An affiliate of Quantum formed Jagged Peak as a limited liability company in April 2013. As of November 20, 2019, Quantum, through its affiliate Q-Jagged Peak Energy Investment Partners (“Q-Jagged Peak”) owns approximately 68.6% of the Company’s common stock. In connection with the execution of the Merger Agreement, Quantum entered into a voting and support agreement with Parsley agreeing to vote all shares of Company common stock beneficially owned by Q-Jagged Peak in favor of the Proposed Transaction. 4

Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 5 of 22 16. Defendant John R. Sult (“Sult”) has been a director of the Company since January 2017. 17. Defendant S. Wil VanLoh, Jr. (“VanLoh”) has been a director of the Company since September 2016 and previously served as a director of JPE LLC from April 2013 until the IPO. Defendant VanLoh is the Founder and CEO of Quantum, which he founded in 1998. 18. Defendant Dheeraj Verma (“Verma”) has been a director of the Company since January 2017. Defendant Verma is the President of Quantum, which he joined in 2008. 19. Defendant Blake A. Webster (“Webster”) has been a director of the Company since September 2016 and previously served as a director of JPE LLC from April 2013 in the IPO. Defendant Webster is a Managing Director of Quantum, which he joined in 2006. 20. Defendants identified in paragraphs 10 to 19 are collectively referred to herein as the “Board” or the “Individual Defendants.” OTHER RELEVANT ENTITIES 21. Parsley is a Delaware corporation with its principal executive offices located at 303 Colorado Street, Suite 3000, Austin, Texas 78701. Parsley is an independent oil and natural gas company focused on the acquisition, development, exploration and production of unconventional oil and natural gas properties in the Permian Basin. Parsley’s common stock trades on the New York Stock Exchange under the ticker symbol “PE.” 22. Merger Sub is a Delaware corporation and a direct, wholly owned subsidiary of Parsley. SUBSTANTIVE ALLEGATIONS Company Background 23. Jagged Peak is an independent oil and natural gas exploration and production company focused on the acquisition and development of unconventional oil and associated liquids- 5

Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 6 of 22 rich natural gas reserves in the southern Delaware Basin. The Delaware Basin is a sub-basin of the Permian Basin of West Texas. 24. The Company’s acreage is located on large, contiguous blocks in the adjacent West Texas counties of Winkler, Ward, Reeves and Pecos, with significant original oil-in-place within multiple stacked hydrocarbon-bearing formations. The Company divides its current area of operation within the southern Delaware Basin into three distinct project areas: Cochise, the northern portion; Whiskey River, the central portion; and Big Tex, the southernmost portion. As of December 31, 2018, Jagged Peak operated approximately 97% of its net acreage and held an average 87% working interest in approximately 91,600 gross (79,500 net) acres. 25. On May 9, 2019, the Company issued a press release announcing its first quarter 2019 financial results, including revenue of $129.6 million, compared to $129.1 in the first quarter of 2018. Defendant Kleckner commented on the quarter’s results stating: Our first quarter results are reflective of the primary focus we have put on improving our capital efficiency in 2019. We have significantly reduced our DC&E costs by capturing approximately 75% of our expected annual per lateral foot DC&E savings in the first quarter. From an inventory development standpoint, we have recently reworked our drilling and completions program for 2019 to utilize larger scale pads and have replaced several two-well pads with the six-well Coriander and eight-well Venom projects in our Whiskey River area. With this new drill schedule, we begin to transition into multi-horizon co-development projects, where we can realize increased capital and operating efficiencies. 26. On August 8, 2019, Jagged Peak announced its second quarter 2019 financial results. For the quarter, the Company reported average daily oil production of 29.1 thousand barrels of crude oil per day, at the upper end of the Company’s guidance range. Commenting on the Company’s financial results, defendant Kleckner stated: I am pleased with our Company's execution and performance through the first half of the year, with our DC&E costs down significantly from 2018. We continue to be intently focused on creating additional value through further reductions of these DC&E costs and preserving our high operating margins. Leveraging these 6

Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 7 of 22 efficiency gains will remain an important part of our business as we move to development projects in 2019 and 2020. During the quarter, we started operations on the six-well Coriander pad. The wells have been drilled and the completions are progressing on schedule to deliver first production in the next few weeks. Also during the quarter, we turned online two wells in the Big Tex area and have seen encouraging initial results. While it's too early to make a full assessment of these results, we remain cautiously optimistic on the future optionality of our Big Tex area. The Proposed Transaction 27. On October 14, 2019, Jagged Peak and Parsley issued a joint press release announcing the Proposed Transaction. The press release stated, in relevant part: AUSTIN, Texas and DENVER, Oct. 14, 2019 /PRNewswire/ -- Parsley Energy, Inc. (NYSE: PE) (“Parsley,” or “Parsley Energy”) and Jagged Peak Energy Inc. (NYSE: JAG) (“Jagged Peak”) today announced they have entered into a definitive merger agreement under which Parsley will acquire Jagged Peak in an all-stock transaction valued at approximately $2.27 billion, including Jagged Peak's net debt of approximately $625 million as of June 30, 2019. Under the terms of the agreement, Jagged Peak shareholders will receive a fixed exchange ratio of 0.447 shares of Parsley Class A common stock for each share of Jagged Peak common stock they own. This represents $7.59 per Jagged Peak share based on Parsley's closing price on October 11, 2019, and a premium of 1.5% compared to Jagged Peak’s 30-day volume weighted average price and 11.2% compared to Jagged Peak's closing price on October 11, 2019. The transaction, which is expected to close in the first quarter of 2020, has been unanimously approved by each company's board of directors. Following the close of the transaction, Parsley shareholders will own approximately 77% of the combined company, and Jagged Peak shareholders will own approximately 23% of the combined company, in each case on a fully diluted basis. The all-stock transaction is intended to be tax-free to Jagged Peak shareholders. Key Transaction Highlights • Complementary, High-Margin Delaware Basin Footprint: Parsley possesses an institutional familiarity with Jagged Peak's Delaware Basin assets, with the majority of the acreage directly offsetting Parsley's legacy position. Furthermore, Jagged Peak's high-margin, oil-weighted asset base will integrate smoothly into Parsley's near-term development program. On a pro forma basis, Parsley will have approximately 267,000 net acres in the Permian, comprised of 147,000 net acres in the Midland Basin and a highly contiguous 120,000 net acre footprint in the Delaware Basin. 7

Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 8 of 22 • Accretive on Key Metrics: Parsley expects the low-premium transaction to be immediately accretive to key metrics in 2020, including: cash flow per share, free cash flow per share, cash return on capital invested, and net asset value. • Corporate Cost Optimization Accrues to Shareholders: The combination is expected to generate cash general and administrative ("G&A") savings of approximately $25 million in the first year and $40-50 million of annual savings thereafter, translating to a net present value of $250-300 million. Parsley expects this synergy to facilitate margin expansion and enhance corporate free cash flow.(1) • Additional Synergies Clearly Identified: In addition to G&A savings, Parsley has identified further synergies that are anticipated to be realized over time: o Capital Efficiency Gains: Parsley and Jagged Peak have seen material improvements in recent Delaware Basin well costs. Sustained drilling and completion efficiency improvements coupled with the supply chain advantages of optimized scale have facilitated a material reduction in Parsley's Delaware Basin well costs during 2019. Parsley estimates its current average drilling, completion and equipment cost in the Delaware Basin are $1,100-$1,150 per lateral foot. Parsley believes applying its scale advantages and employing collaborative best practices can translate to well cost savings of at least $100 per lateral foot across Jagged Peak's remaining inventory in the Delaware Basin. o Overlapping Acreage: The combination of Parsley's and Jagged Peak's acreage positions will create a highly contiguous, interlocking footprint in the Delaware Basin that allows for a more optimized lease geometry with additional extended lateral wells. Additionally, the close proximity of Jagged Peak's acreage supports additional operational efficiencies. o Expansive Company-Owned Water Infrastructure Network: Jagged Peak has invested nearly $90 million developing significant fresh and produced water infrastructure across its acreage position, which is located nearby Parsley's existing water assets. Integration of Jagged Peak's water infrastructure network increases corporate flexibility and operational scale. o Cost of Capital Advantages: Parsley believes this transaction can accelerate progress toward an investment grade credit profile, which could help facilitate opportunistic debt refinancing in the future. • Maintains Strong Balance Sheet: An all-stock transaction ensures the combined company will retain a strong balance sheet with a pro forma net leverage ratio of 1.6x LTM adjusted earnings before interest, income taxes, depreciation, depletion, amortization, and exploration expense. Parsley expects to maintain its dividend per share at current levels in the near term, with the anticipated free 8

Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 9 of 22 cash flow enhancements from this transaction expected to support increased return of capital in the future. Finally, both Parsley and Jagged Peak recently added to their respective 2020 hedge positions, and a majority of the combined company's expected 2020 oil production is subject to hedge protection. For details on Parsley and Jagged Peak's respective hedge positions, please see the presentation posted to each company's website that supplements the information in this release. Management Commentary “The combination of Parsley and Jagged Peak is a natural fit,” said Matt Gallagher, Parsley’s President and CEO. “Jagged Peak’s oily, high-margin asset base slots in nicely to our returns-focused development approach, its acreage footprint and water infrastructure dovetails into our legacy Delaware Basin position, and its corporate culture aligns with our core values. In short, we now have a premier Delaware Basin business that rivals our foundational Midland Basin business. This transaction also creates tangible synergies that will enhance our corporate free cash flow profile and will be shared by the combined shareholder base. Ultimately, I am proud of the high level of execution Parsley has delivered throughout 2019, and I am excited by the prospects of what the combination of Parsley and Jagged Peak can deliver for shareholders in 2020.” Jim Kleckner, President and Chief Executive Officer of Jagged Peak, commented, “The combined assets of Jagged Peak and Parsley Energy are a great fit that create a stronger combined Permian company. The pro-forma company provides our shareholders with premier acreage in both the Midland and Delaware sub-basins, while providing additional scale, significant operational synergies, and free cash flow in this competitive environment. Our team has made tremendous progress to increase efficiencies as we evolved to pad development on our acreage position. We look forward to working closely with Parsley to ensure that we provide an efficient changeover of asset-level institutional knowledge, so our shareholders and the shareholders of Parsley Energy can reap the maximized benefits of this transaction.” S. Wil VanLoh, Jr., a Jagged Peak director and the Founder and Chief Executive Officer of Quantum Energy Partners, Jagged Peak’s controlling shareholder, commented, “The inevitable consolidation in the Permian has started and Jagged Peak made a decisive move to team up with the right partner. Quantum has known Bryan, Matt and the Parsley team for many years and has tremendous respect for the industry-leading execution capabilities and top-tier rock they possess. The combination of the two companies will create a unique platform that will benefit from scale, capital allocation optionality, and peer-leading economics (IRRs, oil- weighting and netback margins) that we believe will represent one of the most compelling investment vehicles in the Permian. We look forward to partnering with the Parsley team as they mature into a Permian pure-play large cap. I would also like to thank every current and former employee of Jagged Peak for creating a great 9

Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 10 of 22 private equity success story and for positioning Jagged Peak's shareholders for continued value creation in a very tough macro energy environment. It’s been an honor being your partner.” The Proxy Statement Contains Material Misstatements or Omissions 28. Defendants filed a materially incomplete and misleading Proxy Statement with the SEC and disseminated it to Jagged Peak’s stockholders. The Proxy Statement misrepresents or omits material information that is necessary for the Company’s stockholders to make an informed decision whether to vote in favor of the Proposed Transaction. 29. Specifically, as set forth below, the Proxy Statement fails to provide Company stockholders with material information or provides them with materially misleading information concerning: (i) Jagged Peak and Parsley management’s financial projections for Jagged Peak, Parsley and the pro forma company; (ii) the data and inputs underlying the financial valuation analyses that support the fairness opinions provided by the Company’s financial advisors, Citi and RBCCM; (iii) the background of the Proposed Transaction; and (iv) potential conflicts of interest faced by RBCCM. Material Omissions Concerning Financial Projections for Jagged Peak, Parsley and the Pro Forma Company 30. The Proxy Statement omits material information regarding the Company’s financial projections for Jagged Peak, Parsley and the pro forma combined company, provided by Jagged Peak and Parsley management and relied upon by Citi and RBCCM for their analyses. 31. For example, the Proxy Statement sets forth: In arriving at its opinion, Citi: * * * • reviewed certain information and data provided to or discussed with Citi by the managements of Jagged Peak and Parsley relating to potential cost savings, strategic implications and financial and operational benefits (including the 10

Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 11 of 22 amount, timing and achievability thereof) anticipated by such managements to result from the merger; [and] * * * • reviewed, for informational reference, certain potential pro forma financial effects of the merger relative to Jagged Peak and Parsley each on a standalone basis utilizing the financial forecasts and other information and data relating to Jagged Peak and Parsley and the potential cost savings, strategic implications and financial and operational benefits referred to above[.] Proxy Statement at 102. The Proxy Statement, however, fails to set forth: (i) the data relating to potential cost savings, strategic implications and financial and operational benefits Jagged Peak and Parsley management anticipated to result from the Proposed Transaction; and (ii) certain potential pro forma financial effects of the merger relative to Jagged Peak and Parsley each on a standalone basis. 32. Similarly, the Proxy Statement sets forth: For the purposes of rendering its opinion, RBCCM undertook such review, inquiries and analyses as it deemed necessary or appropriate under the circumstances, including the following: * * * • RBCCM reviewed (a) financial projections and other estimates and data relating to Jagged Peak, prepared by the management of Jagged Peak (the “Standalone Jagged Peak Projections”), as well as financial projections and other estimates and data relating to Parsley, prepared by management of Parsley, as adjusted by management of Jagged Peak (the “Standalone Parsley Projections” and, together with the Standalone Jagged Peak Projections, the “Standalone Projections”), all of which included estimates regarding certain tax attributes expected to result from the utilization of net operating loss carryforwards of Jagged Peak and Parsley (collectively, “Tax Attributes”), (b) certain crude oil, natural gas and NGLs reserve information regarding proved and unproved crude oil, natural gas and NGLs reserves and undeveloped resources of Jagged Peak, prepared by the management of Jagged Peak (the “Jagged Peak Resource Information”), and certain crude oil, natural gas and NGLs reserve information regarding proved and unproved crude oil, natural gas and NGLs reserves and undeveloped resources of Parsley, prepared by management of Parsley, as adjusted by management of Jagged Peak (the “Parsley Resource Information” and, together with the Jagged Peak Resource information, the “Resource 11

Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 12 of 22 Information”), which, in each case, included the discounting of categories of crude oil, natural gas and NGLs reserves and undeveloped resources information by the management of Jagged Peak, as well as (c) certain future crude oil, natural gas and NGLs commodity price assumptions, all of which financial projections and other estimates and data and crude oil, natural gas and NGLs reserves and undeveloped resources information RBCCM was directed by management of Jagged Peak to utilize for purposes of its analyses and opinion[.] Id. at 113-114 (emphasis added). The Proxy Statement, however, fails to set forth: (i) the estimates regarding certain tax attributes expected to result from the utilization of net operating loss carryforwards of Jagged Peak and Parsley; (ii) certain crude oil, natural gas and NGLs reserve information regarding proved and unproved crude oil, natural gas and NGLs reserves and undeveloped resources of Jagged Peak, prepared by the management of Jagged Peak; (iii) certain crude oil, natural gas and NGLs reserve information regarding proved and unproved crude oil, natural gas and NGLs reserves and undeveloped resources of Parsley, prepared by management of Parsley, as adjusted by management of Jagged Peak; and (iv) certain future crude oil, natural gas and NGLs commodity price assumptions, all of which financial projections and other estimates and data and crude oil, natural gas and NGLs reserves and undeveloped resources information RBCCM was directed by management of Jagged Peak to utilize for purposes of its analyses and opinion. 33. In addition, in connection with Citi’s Discounted Cash Flow (“DCF”) Analyses of Jagged Peak and Parsley, the Proxy Statement sets forth: Citi performed a discounted cash flow analysis of Jagged Peak by calculating the estimated present value (as of June 30, 2019) of the standalone unlevered, after- tax free cash flows that Jagged Peak was forecasted to generate during the second half of the fiscal year ending December 31, 2019 through the full fiscal year ending December 31, 2023 based on the Jagged Peak forecasts reflecting both Strip Pricing and Wall Street Consensus Pricing. . . . Citi performed a discounted cash flow analysis of Parsley by calculating the estimated present value (as of June 30, 2019) of the standalone unlevered, after- 12

Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 13 of 22 tax free cash flows that Parsley was forecasted to generate during the second half of the fiscal year ending December 31, 2019 through the full fiscal year ending December 31, 2023 based on the Jagged Peak-Parsley forecasts reflecting both Strip Pricing and Wall Street Consensus Pricing. . . . Id. at 108. 34. Similarly, with respect to RBCCM’s DCF Analyses of Jagged Peak and Parsley, the Proxy Statement sets forth: RBCCM performed a discounted cash flow analysis of Jagged Peak by calculating the estimated net present value of the after-tax unlevered free cash flows of Jagged Peak as of June 30, 2019, based on the Standalone Jagged Peak Projections, and using each of Strip Pricing and Consensus Pricing. * * * RBCCM performed a discounted cash flow analysis of Parsley by calculating the estimated net present value of the after-tax unlevered free cash flows of Parsley as of June 30, 2019, based on the Standalone Parsley Projections and using each of Strip Pricing and Consensus Pricing. Id. at 116, 118 (emphasis added). The Proxy Statement, however, fails to set forth the respective after-tax unlevered free cash flows for Jagged Peak and Parsley utilized by Citi and RBCCM in each of their DCF Analyses, and the underlying line items. 35. Moreover, according to the Proxy Statement, at a September 26, 2019 Board meeting, the Company’s Chief Operating Officer Craig R. Walters “updated the Jagged Peak [B]oard regarding Jagged Peak’s long-range forecast.” Id. at 67. The Proxy Statement fails to disclose the details of this update. 36. The omission of this information renders the statements in the “Certain Jagged Peak Unaudited Prospective Financial and Operating Information,” “Opinions of Jagged Peak’s Financial Advisors,” and “Background of the Merger” sections of the Proxy Statement false and/or materially misleading in contravention of the Exchange Act. Material Omissions Concerning Citi’s and RBCCM’s Financial Analyses 13

Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 14 of 22 37. The Proxy Statement describes Citi’s and RBCCM’s fairness opinions and the various valuation analyses performed in support of their opinions. However, the descriptions of Citi’s and RBCCM’s fairness opinions and analyses fail to include key inputs and assumptions underlying these analyses. Without this information, as described below, Jagged Peak’s public stockholders are unable to fully understand these analyses and, thus, are unable to determine what weight, if any, to place on Citi’s and RBCCM’s fairness opinions in determining whether to vote in favor of the Proposed Transaction. 38. With respect to Citi’s Selected Public Companies Analyses of Jagged Peak and Parsley, the Proxy Statement fails to disclose: (i) the individual multiples and financial metrics for each of the selected companies analyzed by Citi; and (ii) Jagged Peak’s and Parsley’s calendar year 2019 and 2020 cash flow per share utilized by Citi in its analyses. 39. With respect to Citi’s DCF Analysis of Jagged Peak, the Proxy Statement fails to disclose: (i) the unlevered, after-tax free cash flows that Jagged Peak was forecasted to generate during the second half of the fiscal year ending December 31, 2019 through the full fiscal year ending December 31, 2023 based on the Jagged Peak forecasts reflecting both Stip Pricing and Wall Street Consensus Pricing, and the underlying line items; (ii) quantification of Jagged Peak’s stock-based compensation that Citi treated as a cash expense; (iii) the value of Jagged Peak’s net operating loss carryforwards utilized by Citi in its analysis; (iv) quantification of the inputs and assumptions underlying the discount rate range of 9.0% to 10.3%; and (v) the estimated terminal value for Jagged Peak. 40. With respect to Citi’s DCF Analysis of Parsley, the Proxy Statement fails to disclose: (i) the unlevered, after-tax free cash flows that Parsley was forecasted to generate during the second half of the fiscal year ending December 31, 2019 through the full fiscal year ending 14

Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 15 of 22 December 31, 2023 based on the Jagged Peak-Parsley forecasts reflecting both Strip Pricing and Wall Street Consensus Pricing, and the underlying line items; (ii) quantification of Parsley’s stock- based compensation that Citi treated as a cash expense; (iii) the value of Parsley’s net operating loss carryforwards utilized by Citi in its analysis; (iv) quantification of the inputs and assumptions underlying the discount rate range of 8.2% to 9.5%; and (v) the estimated terminal value for Parsley. 41. With respect to Citi’s Net Asset Value Analysis of Jagged Peak, the Proxy Statement fails to disclose: (i) the unlevered, after-tax free cash flows that Jagged Peak was projected to generate from its proved developed producing reserves and currently undeveloped resources; (ii) Jagged Peak’s estimated non-drilling and completion capital expenditures, corporate expenses and net hedge and pricing contract gains and losses; (iii) Jagged Peak’s net debt as of June 30, 2019 and estimated non-operated acreage; (iv) quantification of the inputs and assumptions underlying the discount rate range of 9.0% to 10.3%; (v) quantification of Jagged Peak’s stock-based compensation that Citi treated as a cash expense; and (vi) the value of Jagged Peak’s net operating loss carryforwards utilized by Citi in its analysis. 42. With respect to Citi’s Net Asset Value Analysis of Parsley, the Proxy Statement fails to disclose: (i) the unlevered, after-tax free cash flows that Parsley was projected to generate from its proved developed producing reserves and currently undeveloped resources; (ii) Parsley’s estimated non-drilling and completion capital expenditures, corporate expenses and net hedge gains and losses; (iii) Parsley’s net debt as of June 30, 2019 and estimated non-operated and non- drilling spacing units acreage value; (iv) quantification of the inputs and assumptions underlying the discount rate range of 8.2% to 9.5%; (v) quantification of Parsley’s stock-based compensation 15

Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 16 of 22 that Citi treated as a cash expense; and (vi) the value of Parsley’s net operating loss carryforwards utilized by Citi in its analysis. 43. With respect to Citi’s Relative Contribution Analysis, the Proxy Statement fails to disclose the combined company’s estimated adjusted EBITDA and operating cash flow for calendar years 2019 and 2020. 44. With respect to Citi’s analysis of Wall Street research analysts’ price targets for Jagged Peak common stock and Parsley Class A common stock, the Proxy Statement fails to disclose the individual price targets for the Company and Parsley. 45. With respect to RBCCM’s DCF Analysis of Jagged Peak, the Proxy Statement fails to disclose: (i) the after-tax unlevered free cash flow for Jagged Peak over the projection period, and the underlying line items; (ii) Jagged Peak’s estimated calendar year 2025 EBITDA, utilized to derive the terminal value; (iii) quantification of the inputs and assumptions underlying the discount rate range of 9.0% to 11.0%; (iv) Jagged Peak’s net debt; (v) the number of diluted outstanding Jagged Peak shares; and (vi) the estimated terminal value for Jagged Peak. 46. With respect to RBCCM’s DCF Analysis of Parsley, the Proxy Statement fails to disclose: (i) the after-tax unlevered free cash flow for Parsley over the projection period, and the underlying line items; (ii) Parsley’s estimated calendar year 2025 EBITDA, utilized to derive the terminal value; (iii) quantification of the inputs and assumptions underlying the discount rate range of 8.5% to 10.5%; (iv) Parsley’s net debt; (v) the number of diluted outstanding Parsley shares; and (vi) the estimated terminal value for Parsley. 47. With respect to RBCCM’s Price Targets for Jagged Peak and Price Targets for Parsley analyses, the Proxy Statement fails to disclose the individual price targets for the Company and Parsley. 16

Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 17 of 22 48. With respect to RBCCM’s Selected Precedent Transactions Analysis, the Proxy Statement fails to disclose: (i) the specific transactions analyzed by RBCCM; and (ii) individual multiples and financial metrics for each of the selected transactions analyzed by RBCCM. 49. When a banker’s endorsement of the fairness of a transaction is touted to stockholders, the valuation methods used to arrive at that opinion as well as the key inputs and range of ultimate values generated by those analyses must also be fairly disclosed. 50. The omission of this information renders the statements in the “Opinions of Jagged Peak’s Financial Advisors” and “Certain Jagged Peak Unaudited Prospective Financial and Operating Information” sections of the Proxy Statement false and/or materially misleading in contravention of the Exchange Act. Material Omissions Concerning the Background of the Proposed Transaction 51. The Proxy Statement is materially deficient because it fails to disclose material information relating to the background of the process leading to the Proposed Transaction. 52. Specifically, in connection with the sale process, Jagged Peak executed confidentiality agreements with certain potential bidders. For example, Jagged Peak entered into a mutual confidentiality agreement with a party identified as “Company E” on September 17, 2019 and with a party identified as “Company A” on September 30, 2019. See id. at 66, 68. The Proxy Statement fails, however, to disclose whether the confidentiality agreements Jagged Peak entered into with any potential bidders, including Company E and Company A, are still in effect and/or contain a “don’t ask, don’t waive” (“DADW”) standstill provision that is presently precluding each of these counterparties from making a topping bid for the Company. 53. The disclosure of the terms of any standstill provisions in the confidentiality agreements Jagged Peak entered into with potential merger partners is crucial to Jagged Peak 17

Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 18 of 22 stockholders being fully informed of whether their fiduciaries have put in place restrictive devices to foreclose a topping bid for the Company. 54. The omission of this information renders the statements in the “Background of the Merger” section of the Proxy Statement false and/or materially misleading in contravention of the Exchange Act. Material Omissions Concerning RBCCM’s Potential Conflicts of Interest 55. The Proxy Statement fails to disclose material information concerning potential conflicts of interest faced by one of the Company’s financial advisors, RBCCM. 56. The Proxy Statement sets forth in connection with the Proposed Transaction “if the merger is consummated, RBCCM may be entitled to an additional fee of $1,000,000 payable, at Jagged Peak’s sole discretion.” Id. at 122. The Proxy Statement, however, fails to disclose the agreed parameters for such additional discretionary fee, the criteria RBCCM needs to satisfy to receive the additional fee, and whether the Company anticipates paying RBCCM the additional fee. 57. Full disclosure of investment banker compensation and all potential conflicts is required due to the central role played by investment banks in the evaluation, exploration, selection, and implementation of strategic alternatives. 58. The omission of this information renders the statements in the “Opinions of Jagged Peak’s Financial Advisors” section of the Proxy Statement false and/or materially misleading in contravention of the Exchange Act. 59. The Individual Defendants were aware of their duty to disclose this information and acted negligently (if not deliberately) in failing to include this information in the Proxy Statement. Absent disclosure of the foregoing material information prior to the stockholder vote on the Proposed Transaction, Plaintiff and the other stockholders of Jagged Peak will be unable to 18

Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 19 of 22 make a sufficiently informed decision whether to vote in favor of the Proposed Transaction and are thus threatened with irreparable harm warranting the injunctive relief sought herein. COUNT I Claims Against All Defendants for Violations of Section 14(a) of the Exchange Act and SEC Rule 14a-9 Promulgated Thereunder 60. Plaintiff repeats and realleges each and every allegation contained above, as though fully set forth herein. 61. During the relevant period, defendants disseminated the false and misleading Proxy Statement specified above, which failed to disclose material facts necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading in violation of Section 14(a) of the Exchange Act and SEC Rule 14a-9 promulgated thereunder. 62. By virtue of their positions within the Company, the defendants were aware of this information and of their duty to disclose this information in the Proxy Statement. The Proxy Statement was prepared, reviewed, and/or disseminated by the defendants. It misrepresented and/or omitted material facts, including material information about Jagged Peak and Parsley management’s financial projections for Jagged Peak, Parsley and the pro forma company, the data and inputs underlying the financial valuation analyses that support the fairness opinions provided by the Company’s financial advisors, Citi and RBCCM, the background of the Proposed Transaction, and potential conflicts of interest faced by RBCCM. The defendants were at least negligent in filing the Proxy Statement with these materially false and misleading statements. 63. The omissions and false and misleading statements in the Proxy Statement are material in that a reasonable stockholder would consider them important in deciding how to vote on the Proposed Transaction. 64. By reason of the foregoing, the defendants have violated Section 14(a) of the 19

Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 20 of 22 Exchange Act and SEC Rule 14a-9(a) promulgated thereunder. 65. Because of the false and misleading statements in the Proxy Statement, Plaintiff is threatened with irreparable harm, rendering money damages inadequate. Therefore, injunctive relief is appropriate to ensure defendants’ misconduct is corrected. COUNT II Claims Against the Individual Defendants for Violation of Section 20(a) of the Exchange Act 66. Plaintiff incorporates by reference and realleges each and every allegation contained above, as though fully set forth herein. 67. The Individual Defendants acted as controlling persons of Jagged Peak within the meaning of Section 20(a) of the Exchange Act as alleged herein. By virtue of their positions as officers and/or directors of Jagged Peak and participation in and/or awareness of the Company’s operations and/or intimate knowledge of the false statements contained in the Proxy Statement filed with the SEC, they had the power to influence and control and did influence and control, directly or indirectly, the decision-making of the Company, including the content and dissemination of the various statements which Plaintiff contends are false and misleading. 68. Each of the Individual Defendants was provided with or had unlimited access to copies of the Proxy Statement and other statements alleged by Plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent the issuance of the statements or cause the statements to be corrected. 69. In particular, each of the Individual Defendants had direct and supervisory involvement in the day-to-day operations of the Company, and, therefore, is presumed to have had the power to control or influence the particular transactions giving rise to the securities violations as alleged herein, and exercised the same. The Proxy Statement at issue contains the unanimous 20

Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 21 of 22 recommendation of each of the Individual Defendants to approve the Proposed Transaction. They were, thus, directly involved in the making of this document. 70. In addition, as the Proxy Statement sets forth at length, and as described herein, the Individual Defendants were each involved in negotiating, reviewing, and approving the Proposed Transaction. The Proxy Statement purports to describe the various issues and information that they reviewed and considered—descriptions which had input from the directors. 71. By virtue of the foregoing, the Individual Defendants have violated Section 20(a) of the Exchange Act. 72. As set forth above, the Individual Defendants had the ability to exercise control over and did control a person or persons who have each violated Section 14(a) and SEC Rule 14a- 9, promulgated thereunder, by their acts and omissions as alleged herein. By virtue of their positions as controlling persons, these defendants are liable pursuant to Section 20(a) of the Exchange Act. As a direct and proximate result of defendants’ conduct, Jagged Peak’s stockholders will be irreparably harmed. PRAYER FOR RELIEF WHEREFORE, Plaintiff demands injunctive relief, in his favor and against defendants as follows: A. Preliminarily and permanently enjoining defendants and all persons acting in concert with them from proceeding with, consummating, or closing the Proposed Transaction and any vote on the Proposed Transaction; B. In the event defendants consummate the Proposed Transaction, rescinding it and setting it aside or awarding rescissory damages to Plaintiff; 21

Case 1:19-cv-03433 Document 1 Filed 12/05/19 USDC Colorado Page 22 of 22 C. Awarding Plaintiff the costs of this action, including reasonable allowance for Plaintiff’s attorneys’ and experts’ fees; and D. Granting such other and further relief as this Court may deem just and proper. JURY DEMAND Plaintiff demands a trial by jury on all claims and issues so triable. Dated: December 5, 2019 Respectfully submitted, /s/ Richard A. Acocelli Richard A. Acocelli WEISSLAW LLP 1500 Broadway, 16th Floor New York, NY 10036 Telephone: (212) 682-3025 Facsimile: (212) 682-3010 Email: racocelli@weisslawllp.com Attorneys for Plaintiff 22